UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2008

WALGREEN CO.
 (Exact name of registrant as specified in its charter)

Illinois	1-604	36-1924025
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Wilmot Road Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 914-2500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 12, 2008, Walgreen Co. (“Walgreens”) issued a press release announcing its proposal to acquire Longs Drug Stores Corporation (“Longs”). The proposal was communicated on September 12, 2008 in a letter from Jeffrey A. Rein, Walgreens’ Chairman of the Board and Chief Executive Officer to the Board of Directors of Longs. The press release announcing the proposal, including the full text of the letter delivered to the Board of Directors of Longs, is attached as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Title

99.1	Walgreen Co. press release, dated September 12, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.

Date: September 15, 2008

By: /s/ Wade D. Miquelon
Name: Wade D. Miquelon
Title: Senior Vice President and Chief Financial
Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Walgreen Co. press release, dated September 12, 2008.